SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                       Date of Report: September 27, 2002


                             CELERITY SYSTEMS, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                        000-23279                 52-2050585
      --------                        ---------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
          of incorporation)          File Number)           Identification No.)



122 Perimeter Park Drive
Knoxville, Tennessee 37922
(Address of principal executive offices)


Registrant's telephone number, including area code: (865) 539-5300

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On September 26, 2002, Celerity Systems, Inc. (the "COMPANY") announced that Kenneth D. Van Meter had resigned as President, CEO and director of the Company. Attached hereto, as Exhibit 99.1, is a true and correct copy of the Company's press release.

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


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CELERITY SYSTEMS, INC.



Date:  September 27, 2002          By: /s/ David Hultquist
                                      ------------------------------
                                      Name:  David Hultquist
                                      Title: Director


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


COMPANY PRESS RELEASE

                CELERITY SYSTEMS ANNOUNCES DEPARTURE OF PRESIDENT

Knoxville, Tennessee. BUSINESS WIRE)--September 24, 2002-- Celerity Systems, Inc. (OTC BB: CESY) today announced that its president and CEO, Kenneth D. Van Meter, has decided to leave the Company immediately to pursue other interests. In addition, Mr. Van Meter has resigned from the Board of Directors, of which he was the chairman. The Company will be managed in the interim by David Hultquist and by Edward Kidston, members of the Board.

"Ken has done many fine things while leading Celerity," said David Hultquist, " and we wish him the very best in his new endeavors. The Company will benefit for some time to come from his many contributions."

"While it is hard to leave, I know that Celerity is in excellent hands", said Mr. Van Meter, " and they have great potential, especially in the education market. I wish everyone there the very best."

Celerity Systems is a provider of advanced digital set top boxes and video servers for interactive television and high-speed Internet. Key markets include schools, energy companies, hospitality, hospitals and assisted living, multihousing, telcos, and corporate applications. Celerity can also provide end-to-end systems through strategic relationships with leading technology companies. Celerity also provides content for entertainment and education systems.

      Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, government approval processes, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

Contacts:   Celerity Systems, Inc.
            Knoxville, TN USA
            David Hultquist
            865 539 5300
            Web:   WWW.CELERITY.COM
            Email: GENERAL@CELERITY.COM

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